Principal Funds, Inc.

Supplement dated July 29, 2016
to the Statutory Prospectus dated June 28, 2016
This supplement updates information currently in the Statutory Prospectus. Please retain this supplement for future reference.

DIVIDENDS AND DISTRIBUTIONS

Replace the fourth paragraph with the following:

Dividend and capital gains distributions will be reinvested, without a sales charge, in shares of the Fund from which the distribution is paid; however, you may authorize (on your application or at a later time) the distribution to be:

•	invested in shares of another of the Principal Funds without a sales charge (distributions of a Fund may be directed only to one receiving Fund); or

•	paid in cash, if the amount is $10 or more.